UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2021

Main Street Capital Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
_____________________ (State or other jurisdiction of incorporation)	_____________ (Commission File Number)	______________ (I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 350-6000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2021, Main Street Capital Corporation (“Main Street”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 67,968,325 shares of common stock outstanding on the record date, March 2, 2021. The common stockholders of Main Street voted on four matters at the Annual Meeting. The final voting results from the Annual Meeting are as follows:

(1)	A proposal to elect each of the ten members of Main Street’s Board of Directors for a term of one year:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arthur L. French	19,585,875	875,696	239,165	25,767,976
J. Kevin Griffin	19,468,854	999,844	232,038	25,767,976
John E. Jackson	17,503,489	2,963,598	233,651	25,767,974
Brian E. Lane	19,481,168	980,748	238,821	25,767,975
Kay Matthews	20,161,376	327,580	211,779	25,767,977
Dunia A. Shive	19,520,841	946,431	233,465	25,767,975
Stephen B. Solcher	20,056,726	405,440	238,572	25,767,974
Vincent D. Foster	19,767,720	693,205	239,811	25,767,976
Dwayne L. Hyzak	20,150,639	295,253	254,847	25,767,973
(2)	A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2021:
Votes For	Votes Against	Abstentions
45,776,574	368,755	323,383
(3)	A proposal to approve, on an advisory basis, the compensation of our named executive officers:
Votes For	Votes Against	Abstentions	Broker Non-Votes
18,383,477	1,569,838	747,405	25,767,992
(4)	A proposal to approve an amendment to Main Street’s Articles of Amendment and Restatement to allow stockholders to amend Main Street’s bylaws by a majority vote of the outstanding shares entitled to be cast on the matter:
Votes For	Votes Against	Abstentions	Broker Non-Votes
19,772,015	531,309	397,403	25,767,985

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 5, 2021	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel